UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

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REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition;

Item 7.01. Regulation FD Disclosure.

On February 27, 2012, Redwood Trust, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2011, a copy of which is attached as Exhibit 99.1 to this current report on Form 8-K.

On February 27, 2012, Redwood Trust, Inc. issued The Redwood Review – 4th Quarter 2011, a copy of which is attached as Exhibit 99.2 to this current report on Form 8-K.

The information contained in this Item 2.02 and Item 7.01 and the attached Exhibits 99.1 and 99.2 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) & (c): At a meeting of the Board of Directors of Redwood Trust, Inc. (“Redwood”) on February 22, 2012, Redwood’s Chief Financial Officer, Diane L. Merdian, provided notice to the Board of her resignation as an officer and employee of Redwood, effective March 9, 2012. Mr. Christopher J. Abate, who currently serves as Redwood’s Controller, was appointed by the Board as interim Chief Financial Officer, effective March 9, 2012. Redwood expects to enter into a separation agreement with Ms. Merdian on or prior to March 9, 2012.

Mr. Abate, age 32, has served as Redwood’s Controller since January 2009 and has been employed by Redwood since April 2006. Prior to being named Controller, Mr. Abate served as a Vice President beginning in December 2007 and as a Managing Director since December 2008, with responsibility during the majority of that time for Redwood’s accounting and financial reporting functions. Before joining Redwood, Mr. Abate was employed by PricewaterhouseCoopers LLP as an auditor and consultant. He holds a B.A. in accounting and finance from Western Michigan University, an M.B.A from the University of California at Berkeley and Columbia University, and is a certified public accountant.

In connection with his appointment as interim Chief Financial Officer, Redwood contemplates entering into an indemnification agreement with Mr. Abate, which agreement would generally require Redwood to indemnify and to advance expenses to Mr. Abate to the maximum extent permitted by Maryland law. The form of indemnification agreement is incorporated by reference from Exhibit 99.3 to Redwood Current Report on Form 8-K filed on November 16, 2009.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated February 27, 2012
Exhibit 99.2	The Redwood Review – 4th Quarter 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2012	REDWOOD TRUST, INC.
	By:	/s/ Diane L. Merdian
Diane L. Merdian
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated February 27, 2012

99.2	The Redwood Review – 4th Quarter 2011